UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

Integral Vision, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-12728 (Commission File Number)	38-2191935 (I.R.S. Employer Identification No.)

49113 Wixom Tech Drive, Wixom, Michigan (Address of principal executive offices)	48393 (Zip Code)

Registrant’s telephone number, including area code: 248-668-9230

N/A
(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 12, 2008, Integral Vision, Inc. (the “Company”) entered into the Fifth Amended and Restated Note and Warrant Purchase Agreement (the “Agreement”), pursuant to which the Company agreed to issue certain Class 2 Notes, Class 2 Warrants and Class 3 Notes to the investors party to the Agreement.

The Company is in default under the Agreement, the Class 2 and Class 3 Notes because it failed to make full payment of principal and interest on such notes on their respective maturity dates.  (The Class 2 Notes matured on September 30, 2010, while the Class 3 Notes matured on October 1, 2010.)  As of September 30, 2010, the outstanding principal and unpaid interest on the Class 2 Notes was $4,229,075.   As of October 1, 2010, the outstanding principal and interest on the Class 3 Notes was $5,325,588.

The Class 2 and Class 3 Notes are secured by the Company’s intellectual property pursuant to a Collateral Assignment of Proprietary Rights and Security Agreement (the “Collateral Assignment”), and the Class 2 Notes are also secured by the Company’s accounts receivable and inventory pursuant to a Security Agreement (the “Security Agreement”).

The Class 2 and Class 3 Notes have begun to accrue interest at their default interest rates, which is equal to their respective interest rates plus an additional 4%.  As such, certain Class 2 Notes are currently accruing interest at the default rate of 14% and other Class 2 Notes at the default rate of 16%.  Also, certain Class 3 Notes are currently accruing interest at the default rate of 12% and other Class 3 Notes at the default rate of 16%.

Pursuant to the Collateral Assignment and the Security Agreement, the Class 2 and Class 3 Noteholders (or the collateral agent acting on their behalf) have the right to foreclose on the collateral covered by such agreements, and exercise any of several remedies provided in such agreements, including taking possession of such collateral and selling such collateral.

See the Exhibits furnished with this Form 8-K, which are incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION
4.1
Fifth Amended and Restated Note and Warrant Purchase Agreement (filed as Exhibit 4.10 to registrant’s Form 10-KSB for the year ended December 31, 2007, SEC file 0-12728, and incorporated herein by reference).

4.2
Amended Collateral Assignment of Proprietary Rights dated March 5, 2008 (filed as Exhibit 4.7 to registrant’s Form 10-KSB for the year ended December 31, 2007, SEC file 0-12728, and incorporated herein by reference).

4.3	Amended Security Agreement dated March 6, 2008 (filed as Exhibit 4.8 to registrant’s Form 10-KSB for the year ended December 31, 2007, SEC file 0-12728, and incorporated herein by reference).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL VISION, INC.

Dated: October 6, 2010	By:	/s/ Mark R. Doede
Mark R. Doede President, Chief Operating Officer and Chief Financial Officer